                                                                   Exhibit 10.3b

                                                                  EXECUTION COPY


                            THE PENN TRAFFIC COMPANY
                            1200 State Fair Boulevard
                            Syracuse, New York 13209


                                                    January 31, 2000


Hirsch & Fox, LLC
411 Theodore Fremd Avenue
Rye, New York 10580
Attention: Gary D. Hirsch

Dear Mr. Hirsch:

            Reference is hereby made to that certain Amended and Restated Management Agreement dated as of December 2, 1999 (the "MANAGEMENT AGREEMENT") among Hirsch & Fox LLC (the "MANAGER") Gary D. Hirsch ("HIRSCH"), Martin A. Fox ("FOX" and together with Hirsch, the "EXECUTIVES") and The Penn Traffic Company, a Delaware corporation (the "COMPANY").

            The Company, the Manager and the Executives each desire to terminate the Management Agreement and the engagement by the Company of the Manager for the provisions of the services of Hirsch and Fox thereunder, subject to the terms and upon the conditions set forth below. The effective date of termination of the Management Agreement and such engagement thereunder shall be as of January 31, 2000 (the "EFFECTIVE DATE"). Simultaneously with the execution of this Letter Agreement, the Company is entering into an Employment Agreement dated as of the date hereof with Fox (the "FOX EMPLOYMENT AGREEMENT").

            Capitalized terms used in this Letter Agreement but not otherwise defined shall have the respective meanings given to them in the Management Agreement.

1. TERMINATION OF MANAGEMENT AGREEMENT. Each of the Company, the Manager and the Executives hereby acknowledge and agree that the Management Agreement, shall be deemed terminated, and of no further force and effect, effective as of the Effective Date; PROVIDED, HOWEVER, that it is expressly agreed and understood that with respect to the Manager and Hirsch, Sections 7, 9, 13, 14 and 15 of the Management Agreement shall survive beyond the Effective Date in accordance with the terms of those Sections (except in the case of Section 7 of the Management Agreement, which shall survive in accordance with Section 3 hereof); and with
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                                                                               2


respect to Fox, Section 9 of the Management Agreement shall survive beyond the Effective Date in accordance with the terms thereof.

2. COMPENSATION AND PAYMENT. (a) Subject to the terms and conditions set forth in this Letter Agreement, and in lieu of any amounts that otherwise would be payable to the Manager and the Executives pursuant to (i) the Management Agreement, including all Management Fees, Annual Bonus or Change of Control Payments, or (ii) any other agreement or understanding between the Manager or the Executives, on the one hand and the Company on the other hand, the Manager shall be entitled to receive a cash payment equal to $4,600,000 (the "CASH PAYMENT") and (b) the Executives shall be entitled to reimbursement for all documented expenses incurred by the Executives through the Effective Date pursuant to Section 5 of the Management Agreement (the Cash Payment and any payments received pursuant to clause (b), the "MANAGEMENT AGREEMENT TERMINATION PAYMENT"). The Cash Payment shall be allocated between the Executives as follows: (i) $1,554,166.67 to Fox in full satisfaction of Fox's Management Fees and Annual Bonus due under the Management Agreement, (ii) $1,700,000 to Hirsch in full satisfaction of Hirsch's rights in respect of the Change of Control Payment contemplated by the Management Agreement, and (iii) $1,345,833.33 to Hirsch in full satisfaction of Hirsch's Management Fees due under the Management Agreement. In addition, Hirsch shall be entitled to receive a cash payment equal to $300,000 in exchange for the cancellation of his currently exercisable options to purchase 360,000 shares (the "HIRSCH VESTED OPTIONS") of the Company's common stock, par value $.01 per share ("COMMON STOCK"), issued pursuant to the Award Agreement dated June 29, 1999 between the Company and Hirsch (the "HIRSCH VESTED OPTION PAYMENT"; and together with the Management Agreement Termination Payment, the "TERMINATION AMOUNT"). Subject to Section 5 hereof, the Termination Amount shall be paid to the Manager via wire transfer on the date hereof.

            (b) Notwithstanding anything to the contrary set forth herein, each of the (i) the Fox Employment Agreement, (ii) the Award Agreement dated June 29, 1999 between the Company and Fox relating to the grant of options to acquire 130,000 shares of Common Stock, (iii) the Award Agreement dated June 29, 1999 between the Company and Fox relating to the grant of options to acquire 87,000 shares of Common Stock and (iv) the Award Agreement dated September 22, 1999 between the Company and Fox relating to the grant of options to acquire 87,000 shares of Common Stock (clauses (ii-iv) referred to as the "FOX OPTION AGREEMENTS") shall remain in full force and effect, shall not be terminated and shall not be deemed amended or modified by this Letter Agreement. Any payments contemplated by the Fox Employment Agreement shall be in addition to any payments Fox receives hereunder in respect of the Termination Amount; and in the event of any conflicts or inconsistencies between this Agreement, on the one hand, and either the Fox Employment Agreement or the Fox Option Agreements, on the other hand, the provisions of the Fox Employment Agreement and the Fox
Option Agreements shall govern.
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                                                                               3


3. BENEFITS. From and after the Effective Date until June 30, 2001, the Company shall continue to provide the benefits provided by the Company to Hirsch on the date hereof, in accordance with Section 7 of the Management Agreement or reimburse Hirsch for the cost of such benefits at an annual cost not to exceed $25,000; PROVIDED, THAT, in the case of the Supplemental Retirement Plan referred to in Section 7 of the Management Agreement, any benefits Hirsch has accrued thereunder shall, notwithstanding the termination of the Management Agreement, be paid to Hirsch in lump sum on the date provided for in such plan. In addition, from the Effective Date until the earlier of (i) 60 days following a Change of Control, or (ii) June 30, 2001, Hirsch will be entitled to continue to utilize his current office, free of charge, at the Company's office located in Rye, New York and Hirsch will be provided at the Company's expense with the use of his current secretary (or one that has similar qualifications to be determined in his discretion) at such office, and shall be permitted to avail himself, free of charge, of the offices products, services and technology to the same extent provided to Fox, through such date.

4. RESIGNATIONS; FULL SATISFACTION.

            4.1 Hirsch hereby resigns, effective as of the Effective Date, from Hirsch's positions as Chairman of the Executive Committee and as a Director of the Company and from all other positions (including that of officer or director) that the Executive holds with the Company or any of its respective subsidiaries or Affiliates (each, a "PT ENTITY"). Fox hereby resigns, effective as of the Effective Date as Vice Chairman of the Executive Committee of the Company.

            4.2 The Manager and the Executives each acknowledge and agree that, except as expressly set forth in this Letter Agreement, the Fox Employment Agreement or the Fox Option Agreements, neither the Manager nor the Executives shall be entitled (other than in their capacities as security holders of the Company) to any other payments, compensation or benefits, including, without limitation, any amounts relating to any Management Fees, Annual Bonus, Change of Control Payments, sick pay, termination pay, severance pay, vacation pay, health and welfare benefits, stock grants, restricted stock or stock options (whether vested or unvested) from any PT Entity, whether by way of the Management Agreement or otherwise; PROVIDED, HOWEVER, that the foregoing in this Section
4.2 shall not apply with respect to payments, compensation or benefits that may be payable pursuant to agreements entered into after the date hereof between the Company and either Executive. In addition, Hirsch hereby expressly acknowledges that all options to acquire shares of Common Stock held by Hirsch on the Effective Date, whether vested or unvested (including the Hirsch Vested Options, the unvested options to acquire 240,000 shares of the Common Stock granted on June 29, 1999 and unvested options to acquire 240,000 shares of Common Stock granted on September 22, 1999), shall be deemed cancelled, terminated and no longer outstanding and exercisable. The Manager and the Executives each acknowledge and agree that the Termination Amount, as and when received, and the benefits provided for herein, represent payment in full of all
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                                                                               4


sums that were heretofore and may be hereafter due and owing to the Manager in respect of the services to the Company under the Management Agreement. Nothing in this Letter Agreement or in the Executive Release executed pursuant hereto shall be deemed to release, discharge, limit or otherwise affect any rights of indemnification to which the Manager or the Executives may be entitled against any PT Entity pursuant to Section 9 of the Management Agreement, any statute, the common law or otherwise.

5. WITHHOLDING AND TAXES. The Manager and the Executives acknowledge and agree that they shall be exclusively liable for the payment of all Federal, state, local and foreign taxes that may be due as a result of the payments to be made to the Manager and the Executives hereunder (including the Termination Amount) and the benefits to be received by the Manager and the Executives hereunder. The Executives shall deliver to the Company reasonable proof demonstrating compliance with the foregoing at the Company's request. Further, the Executives agree to indemnify and hold harmless the Company from and against any claims, liabilities, or expenses in respect of any such taxes, including reasonable attorney's fees and disbursements, relating to such compensation, tax, insurance and/or benefit matters.

6.    RELEASE AND PAYMENT.

            6.1 As a material inducement for the Company to enter into this Letter Agreement and in consideration of the monies agreed to be paid to the Manager and the Executives and the benefits contemplated to be provided to the Manager and the Executives hereunder, the Manager and each of the Executives hereby acknowledge that they are each executing simultaneously herewith and delivering to the Company on the date hereof a release, dated such date and in the form of EXHIBIT A hereto (the "EXECUTIVE RELEASE").

            6.2 As a material inducement for the Manager and the Executives to enter into this Letter Agreement, the Company acknowledges that it is executing simultaneously herewith and delivering to the Manager and the Executives a release, dated the date hereof and in the form of EXHIBIT B hereto (the "COMPANY RELEASE").

7.    NON-DISPARAGEMENT.

            7.1 The Manager and the Executives hereby agree that they shall not at any time make any written or oral statements, representations or other communications that are false or materially misleading AND are intended to be disparaging or damaging to the business or reputation of any PT Entity or any officer, director or employee of any PT Entity other than to the extent reasonably necessary in order (x) to assert a bona fide claim that is not a Released Executives Claim (as defined in the Executive Release attached as EXHIBIT A hereto) or (y) to respond in an appropriate manner to any legal process or give appropriate testimony in a legal or regulatory proceeding.
Hirsch further agrees that without the prior consent of the
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                                                                               5


Company's Board of Directors he shall not intentionally or recklessly act in a manner that is reasonably likely to interfere with or influence the management, policies and operations of any PT Entity; provided, that, the sole and exclusive remedy for a violation of the foregoing agreement in this sentence shall be limited solely to his loss of use of the Rye, New York office as contemplated in
Section 3 hereof.

            7.2 The Company agrees that it shall not at any time make and shall not suffer or permit any employee, officer or director of the Company to make any written or oral statements, representations or other communications that are false or materially misleading and are intended to be disparaging or damaging to the reputation of the Manager or to either of the Executives, other than to the extent reasonably necessary in order (x) to assert a bona fide claim that is not a Released Company Claim (as defined in the Company Release attached as EXHIBIT B hereto) or (y) to respond in an appropriate manner to any legal process or give appropriate testimony in a legal or regulatory proceeding.

            7.3 Each of the Manager and the Executives and the Company acknowledges and agrees that the remedies available to the Company on the one hand and the Manager and the Executives on the other hand, at law for a breach or threatened breach of any of the provisions of this Agreement (including
Section 7.1 and Section 7.2, respectively), would be inadequate and, in recognition of this fact, the Manager and the Executives on the one hand and the Company on the other hand agree that, in the event of a breach or threatened breach, in addition to any remedies at law, each of the Company on the one hand and the Manager and the Executives on the other hand shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy that may then be available; provided that the foregoing shall not expand the Company's remedies for a violation by Hirsch of his agreement as set forth in the last sentence of Section 7.1, as set forth therein.

8.    ADDITIONAL AGREEMENTS.

            8.1 The Company, on the one hand, and the Manager and the Executives, on the other hand, represent, covenant and agree to the other that neither they, nor their agents, assignees, successors, heirs or executors (as applicable) have commenced, continued, encouraged, joined in or assisted, and will not hereafter commence, continue, encourage, join in or assist, any lawsuit, arbitration or other action or proceeding asserting any Released Company Claim or Released Executives Claim, respectively, against the other or in any other manner attempt to assert any Released Company Claim or Released Executive Claim, respectively, against the other.

            8.2 In consideration of the payments agreed to be paid to the
Manager and the Executives and the benefits contemplated to be provided to the Manager and the Executives hereunder, from and after the date hereof, the
Manager
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                                                                               6


and the Executives agree to cooperate with the Company and any other PT Entity, as reasonably requested by the Company, in the handling or investigation of any action, suit, proceeding, arbitration, investigation or dispute against or affecting the Company or any other PT Entity or any of their respective properties, assets or operations that relate to matters that arose while the Executives were officers of the Company (or officer or director of any other PT Entity) and to consult with the Company, any other PT Entity and their respective advisors, as reasonably requested, on any inquiry related to any such matters. In making any such requests, the Company shall take all reasonable steps so as to avoid (i) placing unreasonable travel or time burdens on an Executive or (ii) materially interfering with such Executive's obligations to his then-current employer, it being expressly understood that such Executive will not be obligated to comply with any request which would result in the consequences described in either clause (i) or (ii) of this sentence. The Company shall reimburse the Executive for any reasonable out-of-pocket expenses (including, without limita tion, reasonable attorneys' fees) incurred by the Executives by reason of such cooperation and consultation and shall pay each Executive $1000 for each day over two days that such Executive is required to provide oral testimony in a deposition, trial or other legal proceeding.

            8.3 Each of the Manager, the Executives and the Company hereby agree to execute such further documents or take such further actions as may be reasonably required or desirable to carry out the provisions hereof, including, without limitation, any documents necessary to effect the resignations contemplated under Section 4.1 hereof.

9. AUTHORIZATION. The Company represents that (i) its execution of this Agreement and the Company Release have been duly authorized by all requisite corporate action on the part of the Company and when executed and delivered, will be binding obligations on the part of the Company and (ii) it has the authority to execute the Company Release on behalf of the other PT Entities.

10. LEGAL FEES. The Company shall reimburse the fees and expenses of McDermott, Will & Emery, counsel to the Manager, in connection with the negotiation and execution of this Letter Agreement in the amount of $35,000.

11. ENTIRE AGREEMENT; AMENDMENT. This Letter Agreement (including the provisions of the Management Agreement referred to in Section 1 hereof, the Executive Release and the Company Release) sets forth the entire understanding of the Company on the one hand and the Manager and the Executives with respect to the subject matter hereof and, except as set forth herein, supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Letter Agreement cannot be amended or modified except by a writing signed by the Company, the Manager and the Executives.

12. GOVERNING LAW; SEVERABILITY. This Letter Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the choice-of-law provisions thereof. If, under such law, any portion of this Letter Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Letter Agreement, and the invalidity of such portion shall not affect the force, effect and validity of the remaining portion hereof.

13. JURISDICTION; VENUE; ATTORNEYS FEES.

            13.1 The Company on the one hand, and the Manager and the Executives on the other hand, agree that any action, suit or proceeding arising under or relating in any way to this Letter Agreement or the transactions contemplated hereby may only be brought in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, and each of the parties hereto irrevocably consents to the jurisdiction of each such court in respect of any such action, suit or proceeding. Each of the Company, the Manager and the Executives further irrevocably consent to the service of process in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested to such party at its address as provided for notices hereunder.

            13.2 Each of the Company, the Manager and the Executives hereby irrevocably waive any objection that it or he may have on the basis of venue to any action, suit or proceeding brought in the courts set forth in Section 13.1 hereof, and hereby further irrevocably waives any claim that such courts are not convenient forums for any such action, suit or proceeding.

14. NOTICES. Any and all notices or consents required or permitted to be given under any of the provisions of this Letter Agreement shall be in writing or by written telecommunication and delivered either by hand delivery or by registered or certified mail, return receipt requested, to the relevant addresses set out below (or such other address as shall be specified by like notice), in which event they shall be deemed to have been duly given upon receipt.

            If to the Manager or to the Executives, to:

                  Hirsch & Fox, LLC
                  411 Theodore Fremd Avenue
                  Rye, New York 10580
                  with a copy to:

                  C. David Goldman, Esq.
                  McDermott, Will & Emory
                  50 Rockefeller Plaza
                  New York, NY 10020

            If to the Company, to:

                  Peter T. Zurkow
                  Chairman
                  The Penn Traffic Company
                  411 Theodore Fremd Avenue
                  Rye, New York 10580

                  with a copy to:

                  Francis D. Price, Esq.
                  Vice President, General Counsel and Secretary
                  The Penn Traffic Company
                  P.O. Box 4737
                  1200 State Fair Boulevard
                  Syracuse, New York 13221-4737

                  and a copy to:

                  Douglas A. Cifu, Esq.
                  James M. Dubin, Esq.
                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York, 10019-6064

15. COUNTERPARTS. This Letter Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


                                Very truly yours,

                                THE PENN TRAFFIC COMPANY


                                By:___________________________
                                   Name:  Peter Zurkow
                                   Title: Chairman

Agreed to and accepted this
31st day of January, 2000


--------------------------
Gary D. Hirsch


--------------------------
Martin A. Fox


Hirsch & Fox, LLC


By: ________________________
Name:
Title:

                                                                       EXHIBIT A

                                 FORM OF RELEASE


            TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW that the undersigned, on their own behalf and on behalf of their affiliates, members, managers, directors, officers, employees, agents, representatives, attorneys, insurers, heirs, executors and administrators, agree to and do hereby fully and completely forever release, absolve and discharge, The Penn Traffic Company, a Delaware corporation (the "COMPANY"), and its subsidiaries, affiliates, predecessors and successors and all of their respective past and/or present directors, officers, shareholders, employees, agents, representatives, administrators, attorneys, insurers and fiduciaries in their representative capacities (hereinafter collectively referred to as the "PT RELEASEES"), with respect to and from any and all causes of actions, claims, demands, agreements, promises, damages, disputes, controversies, contracts, covenants, actions, suits, accounts, wages, obligations, debts, expenses, attorneys' fees, judgments, orders and liabilities of any kind whatsoever (other than pursuant to Section 9 of the Management Agreement) (hereinafter collectively referred to as "CLAIMS"), which the undersigned or their affiliates, members, managers, directors, officers, employees, agents, representatives, attorneys, insurers, heirs, executors and administrators, as applicable, ever had, now have or may have against the PT RELEASEES or any of them, in law, equity or otherwise (other than in their capacity as security holders of the Company and solely with respect to Claims related thereto), whether known or unknown to the undersigned, for, upon, or by reason of, any matter, course or thing whatsoever from the beginning of time to the effective date of this Release, including specifically, but not exclusively and without limiting the generality of the foregoing, based upon, arising out of or related in any way to (i) the Company's obligations under the Management Agreement (as defined in the Letter Agreement hereinafter referred to), (ii) any transaction, occurrence, act or omission related to the undersigned's employment by or provision of management services to the Company or the termination of that employment or provision of management services, including, but not limited to, any claims of management fees, bonuses, severance pay, bonus, sick leave, disability pay, vacation pay, life insurance, health and medical insurance, or any other fringe benefits, workers' compensation or disability benefits and (iii) all matters referred to in the Management Agreement and any applicable employment, compensatory or equity arrangement with the Company or any other PT Entity (as defined in the Letter Agreement); PROVIDED, HOWEVER, that nothing herein shall release the Company from (i) any obligations arising under or referred to or described in the Letter Agreement dated as of January 31, 2000 (as amended, modified or otherwise supplemented from time to time, the "LETTER AGREEMENT") between the Company and the undersigned (or any claims or rights expressly reserved therein), or impair the right or ability of the undersigned to enforce the Letter Agreement, (ii) any obligations arising under the Fox Employment Agreement (as defined in the Letter Agreement) or the Fox Option Agreements (as defined in the Letter Agreement) or (iii) any Claims that the Executives may have in respect of rights to indemnification pursuant to Section 9 of the Management Agreement or under any statute, the common law or otherwise for actions taken in connection with the Management Agreement or in their capacities as employees, officers or directors of the Company or any PT Entity, including
Section 145 of the Delaware General Corporation Law. All Claims released by the undersigned pursuant to this Release shall collectively be referred to herein as the "RELEASED EXECUTIVES CLAIMS".

            Notwithstanding the generality of the foregoing, the Released Executives Claims shall include, without limitation, (i) any and all claims under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Civil Rights Act of 1971, the Civil Rights Act of 1991, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, and any and all other federal, state or local laws, statutes, rules and regulations pertaining to employment or otherwise, and (ii) except as expressly excluded in the proviso of the immediately preceding paragraph, any claims for wrongful discharge, breach of contract, or any compensation claims, or any other claims under any statute, rule or regulation or under the common law (other than relating to fraud or misrepresentation), including compensatory damages, punitive damages, attorney's fees, costs, expenses and all claims for any other type of damage or relief.

            The undersigned hereby represent and warrant that (i) they are the sole owners of the Released Executives Claims and have not sold, assigned or otherwise transferred or disposed of (or agreed to do any of the same) the Released Executives Claims to any other party and (ii) they own the Released Executives Claims free and clear of any rights, claims, interests, liens or encumbrances of or in favor of any other party and have the unconditional right, power and authority, without the consent of any third party to fully and finally release the Released Executives Claims as provided herein.

            This Release shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed solely within such State.

            This Release shall not be amended, altered, modified, changed or rescinded except by an instrument in writing signed by the undersigned.

            This Release shall be binding upon the undersigned and their legal representatives, executors and administrators.

            This Release shall become effective on the date hereof on the moment Manager receives the Termination Amount (as defined in the Letter Agreement) and the Fox Employment Agreement is executed by both Martin Fox and the Company.

            IN WITNESS WHEREOF, the undersigned have executed this RELEASE on this 31st day of January, 2000.


                                    -----------------------------
                                           Gary D. Hirsch


                                    -----------------------------
                                           Martin A. Fox


                                    HIRSCH & FOX LLC


                                    By:__________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT B

                                 FORM OF RELEASE


            TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW that The Penn Traffic Company, a Delaware corporation (the "COMPANY"), on its own behalf and on behalf of the other PT Entities (as defined in the Letter Agreement hereinafter referred to), agrees to and does hereby fully and completely forever release, absolve and discharge, Hirsch & Fox LLC, Gary D. Hirsch ("HIRSCH") and Martin A. Fox ("FOX"), and their heirs, executors, attorneys and administrators (hereinafter collectively referred to as the "EXECUTIVE RELEASEES"), with respect to and from any and all causes of actions, claims, demands, agreements, promises, disputes, controversies, contracts, covenants, actions, suits, accounts, wages, obligations, debts, expenses, attorneys' fees, damages, judgments, orders and liabilities of any kind whatsoever (hereinafter collectively referred to as "CLAIMS"), which the Company or the other PT Entities ever had, now have or may have against the EXECUTIVE RELEASEES or any of them, in law, equity or otherwise, whether known or unknown to the Company, for, upon, or by reason of, any matter, course or thing whatsoever from the beginning of time to the effective date of this Release, including specifically, but not exclusively and without limiting the generality of the foregoing, based upon, arising out of or related in any way to (i) the Manager's, Hirsch's and Fox's obligations under the Management Agreement (as defined in the Letter Agreement), (ii) any transaction, occurrence, act or omission related to the provision of management services by the Manager or either Executive to the Company or any other PT Entity or the termination of the provision of those services and (iii) all matters referred to in the Management Agreement and any applicable employment, compensatory or equity arrangement with the Company or any other PT Entity; PROVIDED, HOWEVER, that nothing herein shall release the Manager or either Executive from any obligations arising under or referred to or described in the Letter Agreement dated January __, 2000 (as amended, modified or otherwise supplemented from time to time, the "LETTER AGREEMENT") among the Company, the Manager and the Executives (including, without limitation, (i) the provisions of the Management Agreement that have expressly been made to survive the termination of the Management Agreement pursuant to Section 1 of the Letter Agreement and (ii) any claims or rights expressly reserved in the Letter Agreement), or impair the right or ability of the undersigned to enforce the Letter Agreement (or such provisions or rights that so survive or are so reserved; PROVIDED, FURTHER, that nothing herein shall release Fox from any obligations under the Fox Employment Agreement (as defined in the Letter Agreement) or the Fox Option Agreements (as defined in the Letter Agreements). All claims released by the undersigned pursuant to this Release shall collectively be referred to herein as the "RELEASED COMPANY CLAIMS".

            The Released Company Claims shall include, without limitation, any Claims for breach of contract or any other claims under any statute, rule or regulation or under the common law, including compensatory damages, punitive damages, attorneys fees, costs, expenses, and all claims for any other type of damage or relief.

            The undersigned hereby represents and warrants that (i) it and the other PT Entities are the sole owners of the Released Company Claims and have not sold, assigned or otherwise transferred or disposed of (or agreed to do any of the same) the Released Company Claims to any other party and (ii) it and the other PT Entities own the Released Company Claims free and clear of any rights, claims, interests, liens or encumbrances of or in favor of any other party (other than the rights of Fleet Bank pursuant to that certain Loan and Security Agreement, dated June 29, 1999, as amended) and have the unconditional right, power and authority, without the consent of any third party (including, without limitation, Fleet Bank) to fully and finally release the Released Company Claims as provided herein.

            The Release shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed solely within such State.

            This Release shall not be amended, altered, modified, changed or rescinded except by an instrument in writing signed by the undersigned.

            This Release shall be binding upon the undersigned and its successors and assigns.

            This Release shall become effective on the date that the Executive Release (as defined in the Letter Agreement) becomes effective pursuant to its terms.

            IN WITNESS WHEREOF, the undersigned has caused this RELEASE to be executed on this __ day of January, 2000.

                                      THE PENN TRAFFIC COMPANY


                                      -----------------------------
                                      Name:  Peter Zurkow
                                      Title: Chairman